UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2019

AVROBIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38537	81-0710585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Kendall Square

Building 300, Suite 201

Cambridge, MA 02139

(Address of principal executive offices, including zip code)

(617) 914-8420

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(1) Resignation of Director

On January 5, 2019, Scott Requadt, a member of the Board of Directors (the “Board”) of AVROBIO, Inc. (the “Company”), notified the Company of his resignation from the Board and all committees thereof, effective January 7, 2019. Mr. Requadt’s resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(2) Election of Director

On January 7, 2019, the Board elected Philip Vickers, Ph.D. as a director of the Company, effective immediately. Dr. Vickers was also appointed to serve as a member of the Compensation Committee of the Board. Dr. Vickers will serve as a Class I director, to serve until the Company’s annual meeting of stockholders in 2019.

Dr. Vickers will be compensated for his service as a non-employee director under the Company’s Non-Employee Director Compensation Policy (the “Policy”). In connection with his election and in accordance with the Policy, the Company granted Dr. Vickers an option to purchase 18,743 shares of the Company’s common stock pursuant to the Company’s 2018 Stock Option and Incentive Plan. As a non-employee director, Dr. Vickers is also entitled to receive an annual service retainer of $52,500, including $2,500 for his service as a member of the Compensation Committee, and additional annual stock option awards, subject to his continued service on the Board.

The Company also entered into an indemnification agreement with Dr. Vickers in connection with his appointment to the Board, which is in substantially the same form as that entered into with the other directors of the Company. There are no arrangements or understandings between Dr. Vickers and any other persons pursuant to which he was elected as a director, and Dr. Vickers has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On January 7, 2019, the Company issued a press release titled “AVROBIO, Inc. Appoints Philip J. Vickers to its Board of Directors.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of AVROBIO, Inc. dated January 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVROBIO, INC.

Date: January 7, 2019	By:	/s/ Geoff MacKay
Geoff MacKay President and Chief Executive Officer